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                                                                    EXHIBIT 10.2

                               AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT ("Amendment No. 3"), dated as of July 10, 2003, by and among PEMSTAR Inc., a Minnesota corporation ("Parent"), Turtle Mountain Corporation, a North Dakota Corporation ("Turtle Mountain"), PEMSTAR Pacific Consultants Inc., a California corporation ("PPC", and together with Parent and Turtle Mountain, each individually a "Borrower" and collectively, "Borrowers"), Gentlelife, Inc., a California corporation, formerly known as Kinderlife Instruments Inc. ("Guarantor") and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as administrative and collateral agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity "Agent").

                              W I T N E S S E T H :

     WHEREAS, Agent, Borrowers, Guarantor, Fleet Capital Corporation, a Rhode Island corporation, in its capacity as Documentation Agent for Lenders (in such capacity, "Documentation Agent"), and the parties to the Loan Agreement as lenders, whether by execution of the Loan Agreement or an Assignment and Acceptance (individually, each a "Lender" and collectively, "Lenders"), have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made, and may make, loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated April 25, 2003, by and among Agent, Borrowers, Guarantor, Documentation Agent and Lenders (as amended by Amendment No. 1 to Loan and Security Agreement, dated April 25, 2003, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 2003, as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended and supplemented, collectively, the "Financing Agreements");

     WHEREAS, Borrowers and Guarantor have requested that Agent and Lenders agree to amend the Loan Agreement to change the financial covenant contained therein;

     WHEREAS, Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions herein; and

     WHEREAS, by this Amendment No. 3, Agent, Lenders, Borrowers and Guarantor desire and intend to evidence such consent and amendments.

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     1. Definitions.

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          (a) Additional Definition. As used herein, the term "Amendment No. 3"
shall mean this Amendment No. 3 to Loan and Security Agreement by and among Agent, Lenders, Borrowers and Guarantor, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition to and not in limitation of, such definition.

          (b) Interpretation. For purposes of this Amendment No. 3, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

     2. Minimum EBITDA.

          (b) Section 9.17(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

               "(c) In calculating EBITDA for purposes of this Section 9.17, notwithstanding anything to the contrary contained herein, the restructuring charges taken in the quarters ending June 30, 2003 and September 30, 2003 up to the amount of $9,000,000 shall be excluded from such calculation and the gains from the sale of the Rochester Real Property in accordance with Section 9.7hereof shall be excluded in such calculation."

          (c) Schedules 9.17(a) and 9.17(b) of the Loan Agreement are each hereby deleted in their entirety and replaced with the Second Amended Schedule 9.17(a) and Second Amended Schedule 9.17(b) included with this Amendment No. 3.

     3. Additional Representations, Warranties and Covenants. Each Borrower and Guarantor represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

          (d) This Amendment No. 3 has been duly executed and delivered by each Borrower and Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against each of them in accordance with their respective terms.

          (e) No action of, or filing with, or consent or any governmental or public body or authority, and no approval or consent of any other party, is or will be required to authorize, or is or will be otherwise required in connection with, the execution, delivery and performance of this Amendment No. 3 other than such filings with the Securities and Exchange Commission as Borrowers may deem advisable to comply with applicable law.

          (f) After giving effect to the provisions of this Amendment No. 3, no Event of Default exists or has occurred as of the date of this Amendment No. 3.

     4. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to: (a) the receipt by Agent of this Amendment No. 3 duly authorized, executed and delivered by the parties hereto and (b) the receipt by Agent of the approval of Required Lenders, in form and substance satisfactory to Agent, to the terms and conditions of this Amendment No. 3.

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     5. Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 3 or with respect to the subject matter of this Amendment No. 3. To the extent of conflict between the terms of this Amendment No. 3 and the other Financing Agreements, the terms of this Amendment No. 3 shall control. The Loan Agreement and this Amendment No. 3 shall be read and construed as one agreement.

     6. Governing Law. The validity, interpretation and enforcement of this Amendment No. 3 and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

     7. Binding Effect. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     8. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 3.

     9. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 3, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 3 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 3. Any party delivering an executed counterpart of this Amendment No. 3 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 3, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 3 as to such party or any other party.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT                                     BORROWERS

CONGRESS FINANCIAL CORPORATION            PEMSTAR INC.
  (CENTRAL), as Agent

By:   /s/ Brian Hynds                     By:   /s/ Al Berning
   ---------------------------               ----------------------------

Title:    Vice President                  Title:  Chief Executive Officer
      ------------------------

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TURTLE MOUNTAIN CORPORATION               PEMSTAR PACIFIC CONSULTANTS INC.

By:   /s/ Linda U. Feuss                  By:   /s/ Linda U. Feuss
   -----------------------------             -------------------------------

Title: Secretary                         Title: Secretary

GUARANTOR

GENTLELIFE, INC.

By:   /s/ Linda U. Feuss
   -----------------------------

Title: President

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                          SECOND AMENDED SCHEDULE 9.17
                                       TO
                           LOAN AND SECURITY AGREEMENT

Second Amended Schedule 9.17(a)

For the three (3) immediately preceding consecutive month period ended:

June 30, 2003                       $         0

July 31, 2003                       $ 3,100,000

August 31, 2003                     $ 6,500.000

September 30, 2003                  $ 6,700,000

October 31, 2003                    $ 7,700,000

November 30, 2003                   $ 8,100,000

December 31, 2003                   $10,700,000

January 31, 2004                    $10,500,000

February 28, 2004                   $10,600,000

March 30, 2004                      $ 9,300,000

As of the
last day of each month
thereafter                          $ 8,175,000

Second Amended Schedule 9.17(b)

For the three (3) immediately preceding consecutive month period ended:

June 30, 2003                       ($2,103,000)

July 31, 2003                         ($202,000)

August 31, 2003                     $ 1,474,000

September 30, 2003                  $ 2,300,000

October 31, 2003                    $ 2,200,000

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November 30, 2003                   $ 3,300,000

December 31, 2003                   $ 2,800,000

January 31, 2004                    $ 4,400,000

February 28, 2004                   $ 4,000,000

March 30, 2004                      $ 2,100,000

As of the
last day of each month
thereafter                          $ 2,550,000

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